SUMMARY PROSPECTUS

October 22, 2024

ABSOLUTE INVESTMENT ADVISERS LLC

ABSOLUTE CEF OPPORTUNITIES

(formerly Absolute Strategies Fund)

INSTITUTIONAL SHARES (ACEFX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.absoluteadvisers.com. You can also get this information at no cost by calling (888) 99 ABSOLUTE or (888) 992-2765 (toll free) or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated October 22, 2024.

ABSOLUTE CEF OPPORTUNITIES

Summary Section

Investment Objective

Absolute CEF Opportunities (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices such as the Standard & Poor’s 500® Index (“S&P 500® Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.40%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses	1.06%
Dividend and Interest Expenses on Short Sales	0.00%
Acquired Fund Fees and Expenses(1)	4.19%
Total Annual Fund Operating Expenses(2)	6.65%
Fee Waiver and/or Expense Reimbursement(3)	(0.67)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)(2)	5.98%

(1)	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies. AFFE is estimated for the current fiscal year.

(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the financial highlights due to a reduction in the expense cap for the Fund and because they do not include AFFE. Further, because AFFE is estimated for the current fiscal year, Total Annual Fund Operating Expenses in the table above are estimated for the current fiscal year.

(3)	Absolute Investment Advisers LLC (“Absolute”) has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, does not exceed 1.79% through July 31, 2026 (the “Expense Cap”). This Expense Cap may not be terminated prior to this date except by the Board of Trustees upon sixty (60) days’ written notice to Absolute. Absolute may recoup from the Fund fees waived (other than management fees waived by Absolute related to the Fund’s investments in other pooled vehicles sponsored by Absolute) and expenses

ABSOLUTE STRATEGIES FUND

reimbursed by Absolute pursuant to the Expense Cap in the three years following the date the particular waiver/expense payment occurred in connection with the Fund or the Predecessor Fund, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. Absolute has contractually agreed to waive its investment management fees related to any Fund assets invested in pooled vehicles sponsored by Absolute.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$595	$1,890	$3,143	$6,099

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Absolute believes that there are important benefits that come from pursuing the Fund’s investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) will be investments in publicly traded closed-end funds (“CEFs”), including buying securities issued by CEFs, or selling short CEF securities. The Adviser believes that certain features of CEFs can create significant market inefficiencies, and the Fund will opportunistically pursue investments created by or otherwise related to those inefficiencies. One such market inefficiency relates to differences between the trading price of the shares of a CEF as compared to the net asset value (“NAV”) of the securities and other assets held by that CEF.

The Adviser focuses on relative value and event driven strategies in any given asset class.

A relative value assessment involves identifying securities that the Adviser believes are mispriced relative to their NAV. The Adviser purchases securities that it believes are undervalued and shorts securities that it believes are overvalued. Relative value trades tend to be longer in nature as the Adviser buys long or sells short a CEF when that security is believed to be mispriced. Typically, the Adviser will believe there is a catalyst that will push the price of the security up or down. Some catalysts include dividend changes, activist ownership, interest rate changes, and other market conditions.

An event-driven strategy is when the Adviser opportunistically invests in a security when the Adviser believes an upcoming circumstance or situation has the potential to produce positive returns. Event-driven opportunities tend to be shorter-term in nature. These potential investments are expected to be more dependent on the outcome of special situations or corporate actions related to a CEF. Some of these events include tender offers, rights offerings, fund mergers, and fund liquidations, or fund conversions into an ETF or an open-end fund, among others.

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Shorting may be used in two main ways:

1.	Strategically hedge out exposure to a certain sector (i.e., mitigating risk)

2.	As part of its “Event Driven” strategy by shorting a security when the Adviser believes the price will decline based on news, e.g. CEF cuts their dividend, or future event, i.e., a fund is merging into another fund, and as part of its “Relative Value” strategy by shorting a security that the Adviser believes to be overvalued relative to its NAV.

Other Investments

Although the Fund will invest primarily in CEFs, the Adviser may also invest a portion of the Fund’s assets in exchange-traded funds (“ETFs”). The Fund may utilize ETFs to gain market exposure, or as a hedge. ETFs differ from CEFs in that institutional investors can create and redeem shares on a daily basis., and therefore, their share prices are typically very close to NAV.

Principal Investment Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

Closed-End Fund Risk. The Fund expects to invest primarily in CEFs, and may also sell CEFs short, the shares of which may trade at a premium or discount to their net asset value. CEFs differ from open-end investment funds in that holders of interests in a CEF do not have the right to redeem their interests on a daily basis at a price based on net asset value. The CEF shares in which the Fund may trade may be traded on one or more U.S. or foreign exchanges. The Fund may also trade shares of CEFs that trade sporadically, are illiquid and may not be traded on an exchange. CEFs may be subject to various trading restrictions. The Fund will generally not have any control over the investments made by CEFs and will generally only have limited access to information about the CEFs and their investments. CEFs generally trade independently of each other and, at times, may hold economically offsetting positions. At times CEFs may make in kind distributions which could result in the Fund owning securities that were in a CEF’s portfolio. These securities may be illiquid and may take considerable time to sell. If a CEF converts to open-end status, such conversion may result in the Fund holding shares in an open-end fund. As a part of such conversion the new open-end fund’s withdrawal terms may have associated withdrawal fees, which often decline over time and consequently, if such open-end fund’s shares are held by the Fund, certain withdrawals by the Fund from such open-end fund may be subject to a withdrawal fee. Certain CEFs may also employ leverage, which may amplify investment gains and losses.

Closed-End Fund Adviser Risk. Fund performance may be dependent upon the success of the advisers in the underlying CEFs that the Fund invests in while in the pursuit of their investment objectives. A CEF’s performance may depend on the success of the CEF advisers’ methodology. In addition, various CEFs in the Fund’s portfolio could enter into conflicting transactions (e.g. one CEF adviser purchasing a security at the same time another CEF adviser sells the same security or one CEF takes a long position in a security that another CEF has also sold short), which depending on the performance of such securities and the economic environment, could be beneficial or detrimental to the Fund’s performance. Since each underlying CEF will have a different portfolio manager the Fund’s portfolio turnover rate could increase, which could result in higher levels of realized capital gains or losses,

ABSOLUTE STRATEGIES FUND

higher brokerage commissions and other transaction costs. A CEF adviser may have limited experience managing funds, which, unlike other funds these advisers manage, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Fund of Funds Risk. The Fund, as a shareholder of the CEFs, ETFs, or other funds (“Underlying Funds”), indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Funds. Further, due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the Underlying Funds and any derivatives and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the Underlying Funds.

Event Driven Risk. Investments in CEFs that the Adviser expects will be involved in a special event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

Short Sale Risk. If the price of CEF shares which the Fund has borrowed and sold to other investors has gone up since the time the Fund borrowed the CEF shares and sold them, the Fund will lose money on the investment. Although the Fund’s gain is limited by the amount for which it sold the borrowed security, its potential loss is unlimited. A mutual fund that engages in short selling is more risky than other mutual funds that do not engage in short selling.

Equity Risk. Equity securities, which include common stocks, convertible securities, preferred stocks, rights and sponsored and unsponsored ADRs may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates and the same will impact any Underlying Fund that holds such securities.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Management Risk. The Fund is actively managed and is thus subject to management risk. Absolute will apply its investment techniques and strategies in making investment decisions for the Fund, but there is no guarantee that such techniques will produce the intended results.

Registered Investment Company and Exchange-Traded Funds Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies or ETF invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. ETF shares trade in the secondary market and may be purchased by the Fund at a premium or discount to their NAV. When selling such securities, the Fund may not sell at the same premium or discount and may lose money on the premium or discount.

ABSOLUTE STRATEGIES FUND

Money Market Fund Risk. Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Cash and Cash Equivalents Holdings Risk. The Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Rights Risk. Rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a right does not necessarily change with the value of the underlying securities and a right ceases to have value if it is not exercised prior to the expiration date. If a right held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the right. The market for rights may be very limited and there may at times not be a liquid secondary market for rights.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate in comparison to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower your after-tax return.

Counterparty Risk. The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.

Performance Information

On September 8, 2023, the Fund acquired all of the assets and liabilities of the Absolute Strategies Fund, a series of Forum Funds (the “Predecessor Fund”), in a tax-free reorganization. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares were exchanged for Institutional Class shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund through October 22, 2024, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund’s performance for periods prior to September 11, 2023 is that of the Predecessor Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

On August 1, 2024, the Fund added Mr. Kevin McNally and Ms. Patty Santorella as portfolio managers to the Fund and began utilizing CEFs as part of its non-principal investment strategy. On October 22, 2024, the Fund removed Mr. James Compson, the Fund’s portfolio manager since July 11, 2005, as a portfolio manager, and changed its strategy to utilize CEFs as the Fund’s principal portfolio investment. Different investment strategies may lead to different performance results. The Fund’s performance for periods prior to October 22, 2024, reflects the investment strategy in effect prior to that date.

ABSOLUTE STRATEGIES FUND

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Institutional Shares of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad based securities market index and secondary performance indices. The performance of the Predecessor Fund was calculated net of the Predecessor Fund’s fees and expenses. The performance of the Predecessor Fund is not the performance of the Fund, has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. Updated performance information is available at www.absoluteadvisers.com or by calling (888) 99-ABSOLUTE or (888) 992-2765 (toll free).

Performance information (before and after taxes) represents only past performance and does not necessarily indicate future results.

Annual Returns as of December 31

Institutional Shares

The calendar year-to-date total return as of June 30, 2024, was 5.71%.

Highest/Lowest quarterly results during this time period were:

Highest Quarter: Fourth Quarter 2018 4.75%

Lowest Quarter: Fourth Quarter 2021 (6.30)%

ABSOLUTE STRATEGIES FUND

Average Annual Total Returns

(for periods ended 12/31/2023)

	1 Year	5 Year	10 Year
Institutional Shares – Return Before Taxes	(11.77)%	(4.32)%	(2.69)%
Institutional Shares – Return After Taxes on Distributions	(12.02)%	(4.57)%	(3.40)%
Institutional Shares – Return After Taxes on Distributions and Sale of Fund Shares	(6.96)%	(3.31)%	(2.02)%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
HFRX Global Hedge Fund Index(3) (reflects no deduction for fees, expenses or taxes)	3.11%	3.46%	1.41%
MSCI World Index(4) (reflects no deduction for fees, expenses or taxes)	23.79%	12.80%	8.60%

(1)	S&P 500® Index is a widely recognized unmanaged market capitalization weighted index of 500 leading publicly traded companies in the U.S. and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

(2)	Bloomberg U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the index directly.

(3)	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Investors may not invest in the index directly.

(4)	MSCI World® Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed market countries, including securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, Israel and the Far East. Investors may not invest in the index directly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

ABSOLUTE STRATEGIES FUND

Management

Investment Adviser. Absolute Investment Advisers LLC is the Fund’s investment adviser.

Portfolio Managers.

Mr. McNally, Co-Portfolio Manager for Absolute’s Finn Strategies Division, has been a co-portfolio manager of the Fund since August 2024.

Ms. Santorella, Co-Portfolio Manager and head of trading for Absolute’s Finn Strategies Division, has been a co-portfolio manager of the Fund since August 2024.

Purchase and Sale of Fund Shares

Minimum Initial Investment(1)(2)	To Place Buy or Sell Orders
Standard Accounts $25,000	By Mail: Absolute CEF Opportunities
Retirement Accounts $25,000	c/o: Ultimus Fund Solutions, LLC
P.O. Box 541150
Omaha, NE 68154
Minimum Additional Investment(1)(2)
NONE	By Phone: (888) 992-2765

(1)	If you invest through a broker or other financial intermediary, the policies and fees of the intermediary may be different than the policies and fees of the Fund. Among other things, such financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying (selling) Fund shares. You should consult your broker or other representative of your financial intermediary for more information.

(2)	No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, and employees and affiliates of the Fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

ABSOLUTE STRATEGIES FUND

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-advantaged investors (such as tax-advantaged retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation at ordinary income tax rates upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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